Item 5.  Other Events

                  On November 20, 1998, Monocacy Bancshares, Inc. (the "Corporation") and F&M Bancorp announced in a joint press release that they plan to complete the merger of the corporation with and into F&M Bancorp on November 30, 1998. A copy of the press release dated November 20, 1998 is included as
Exhibit 99 to this Current Report on Form 8-K.

Item 7.           Financial Statements and Exhibits

                  Exhibit No.       Description

                          99 Joint Press Release of Monocacy Bancshares, Inc. and F&M Bancorp.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MONOCACY BANCSHARES, INC.


                                        /s/ Brian M. Etzler
                                        ______________________
                                        Brian M. Etzler
                                        Secretary

November 20, 1998